DIREXION SHARES ETF TRUST

Direxion Daily Financial Bull 3X Shares (FAS)
Direxion Daily Retail Bull 3X Shares (RETL)
Direxion Daily Emerging Markets Bull 3X Shares (EDC)
Direxion Daily S&P 500 Bull 3X Shares (SPXL)
Direxion Daily Real Estate Bull 3X Shares (DRN)
Direxion Daily Latin America Bull 3X Shares (LBJ)
Direxion Daily 7-10 Year Treasury Bull 3X Shares (TYD)
Direxion Daily Small Cap Bull 3X Shares (TNA)

Supplement dated March 1, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2013

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a forward split of the issued and outstanding shares of the Direxion Daily Financial Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily Small Cap Bull 3X Shares (each a “Fund”, collectively the “Funds”).

After the close of the markets on April 1, 2013 (the “Record Date”), the Funds will affect forward splits of their issued and outstanding shares as follows:

Fund Name	Forward Split Ratio	Approximate increase in total number of outstanding shares
Direxion Daily Financial Bull 3X Shares	3 for 1	300%
Direxion Daily Retail Bull 3X Shares	3 for 1	300%
Direxion Daily Emerging Markets Bull 3X Shares	3 for 1	300%
Direxion Daily S&P 500 Bull 3X Shares	3 for 1	300%
Direxion Daily Real Estate Bull 3X Shares	2 for 1	200%
Direxion Daily Latin America Bull 3X Shares	2 for 1	200%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	2 for 1	200%
Direxion Daily Small Cap Bull 3X Shares	2 for 1	200%

As a result of this forward split, every one share of a Fund will be exchanged for two or three shares as indicated in the table above.  Accordingly, the total number of the issued and outstanding shares for the Funds will increase by the approximate percentage indicated above.  In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately one half or one third for the Funds.  Shareholders of record on the Record Date will participate in the forward split.  Shares of the Funds will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on April 2, 2013 (the “Effective Date”).

The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the forward split.  The tables below illustrate the effect of a hypothetical three and two for one forward split anticipated for the Funds, as applicable and described above:

3 for 1 Forward Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$30	$3,000
Post-Split	300	$10	$3,000

2 for 1 Forward Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$30	$3,000
Post-Split	200	$15	$3,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly.  DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.